                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                       SNAP-ON INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                          [LOGO]

CHAIRMAN'S LETTER
NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

                          [LOGO]

CHAIRMAN'S LETTER

March 12, 1999

Dear Snap-on Shareholder,

I invite you to attend our Annual Meeting of Shareholders at 10:00 a.m. on Friday, April 23, 1999. Please notice a change in venue this year from the past few years. The meeting will be held at the Radisson Hotel & Conference Center Kenosha, 11800 - 108th Street, Kenosha, Wisconsin. Directions are shown on the last page of this Proxy Statement. We will be reviewing Snap-on's performance in 1998, as well as discussing how we are positioning your investment in Snap-on for the future.

Your vote is important and, whether or not you plan to attend the meeting, we encourage you to return your Proxy Card early or vote your shares electronically through the Internet or by telephone. Voting instructions are provided on the enclosed Proxy Card.

The proxy materials are enclosed, along with the 1998 Annual Report. We welcome your comments.

We hope to see you at the meeting and look forward to renewing old acquaintances and meeting those of you attending for the first time.

Cordially,

           [SIG]

Robert A. Cornog
CHAIRMAN OF THE BOARD OF DIRECTORS,
PRESIDENT AND CHIEF EXECUTIVE OFFICER
SNAP-ON INCORPORATED

                    [LOGO]

NOTICE OF THE 1999 ANNUAL MEETING OF SHAREHOLDERS

The 1999 Annual Meeting of Shareholders of Snap-on Incorporated will be held:
Friday, April 23, 1999
10:00 a.m.
The Radisson Hotel & Conference Center Kenosha
11800 - 108th Street
Kenosha, Wisconsin
DIRECTIONS TO THE ANNUAL MEETING ARE ON PAGE 20.
We anticipate first mailing this Proxy Statement on March 12, 1999.

MEETING PURPOSES
1. To elect four Directors:

    - The following Directors will stand for election for three-year terms to expire at the 2002 Annual Meeting: Branko M. Beronja, Donald W. Brinckman, George W. Mead and Richard F. Teerlink.

2. To transact any other business appropriate to the Annual Meeting.

RECORD DATE
Shareholders of record at the close of business on February 23, 1999 (the "Record Date"), will be able to vote at the Annual Meeting in person, by proxy, electronically through the Internet or by telephone.

IMPORTANT: COMPLETE AND RETURN YOUR PROXY CARD EARLY
We encourage you--even if you are planning to attend the Annual Meeting--to return your Proxy Card well in advance of the Annual Meeting so that the vote count will not be delayed. To ensure your representation at the Annual Meeting, please complete and sign the Proxy Card and return it promptly in the enclosed envelope. Alternatively, you may vote your shares electronically through the Internet or by telephone. Voting instructions are provided on the Proxy Card, including specific instructions for shareholders of record who wish to use the Internet or telephone voting procedures. If you attend the Annual Meeting, you may revoke your proxy, whether previously delivered in the form of an executed Proxy Card or through the Internet or by telephone, and vote your shares in person.

Sincerely,
Susan F. Marrinan
VICE PRESIDENT,
SECRETARY AND
GENERAL COUNSEL
March 12, 1999

TABLE OF CONTENTS

SUMMARY OF PROXY INFORMATION.........................................................          2
  Proposal to be Voted on: Election of Directors.....................................          4

BOARD OF DIRECTORS...................................................................          5
  Directors Not Standing for Election................................................          5
  Board Committees...................................................................          6
  Board Compensation.................................................................          7
  Security Ownership of Management and Certain Beneficial Owners.....................          8
    TABLE 1 -- SECURITY OWNERSHIP OF MANAGEMENT......................................          8

STOCK PERFORMANCE GRAPHS.............................................................         10
  Five-Year Performance..............................................................         10
  Return on Net Assets Employed Before Interest and Taxes............................         11

EXECUTIVE COMPENSATION...............................................................         12
  Report of the Organization and Executive Compensation Committee....................         12
    TABLE 2 -- SUMMARY COMPENSATION..................................................         15
    TABLE 3 -- OPTION GRANTS IN LAST FISCAL YEAR.....................................         16
    TABLE 4 -- AGGREGATED OPTION EXERCISES IN LAST FISCAL
              YEAR AND FISCAL YEAR-END OPTION VALUES.................................         17
  Administrative and Field Employee Pension Plan.....................................         17
    TABLE 5 -- PENSION PLAN..........................................................         17

OTHER INFORMATION....................................................................         19
  Directions to the Annual Meeting...................................................         20

SUMMARY OF PROXY INFORMATION

BACKGROUND ON THE BOARD OF DIRECTORS

The Directors set the size of the Board at any number between five and 15 members. The current Board consists of 11 members. The Directors are divided into three classes. At the Annual Meeting each year, one class is nominated for election to a three-year term.

ELECTION OF DIRECTORS

The primary business of the Annual Meeting will be to elect four Directors. The Board's nominees are:

    - Branko M. Beronja

    - Donald W. Brinckman

    - George W. Mead

    - Richard F. Teerlink

See page 4 for more information on the nominees. The four nominees who receive the largest number of votes will be elected.

You may vote your shares by returning the enclosed Proxy Card by mail, through the Internet, by telephone (see the Proxy Card for instructions) or by voting in person at the Annual Meeting. We recommend that you complete and return the Proxy Card or vote through the Internet or by telephone even if you are planning to attend the Annual Meeting so that the vote count will not be delayed.

HOW TO VOTE

Shareholders of record as of the close of business on February 23, 1999, are entitled to vote at the Annual Meeting. Each share of Common Stock outstanding is entitled to one vote. As of the Record Date, Snap-on had 65,591,328 shares of Common Stock outstanding. This includes 6,871,828 shares that the Grantor Stock Trust (the "GST") holds. These shares are considered outstanding for voting purposes but not for earnings per share calculations.

To vote, complete, sign and return the enclosed Proxy Card as soon as possible. Messrs. Cornog, Hadley and Rensi, three of our current Directors, are listed as the proxies on the enclosed Proxy Card. You may also vote electronically through the Internet or by telephone. Both the Internet and the telephone provide convenient, cost-effective alternatives to returning your Proxy Card by mail. If you hold your shares through a broker or custodian, please check the voting form that firm uses to see if it offers Internet or telephone voting procedures.

All shareholders are also invited to attend the Annual Meeting, although space is limited. If you complete a Proxy Card, or vote through the Internet or by telephone, you may still vote in person at the Annual Meeting. To do so, please give written notice that you would like to revoke your original proxy to one of the following:

    - the Corporate Secretary, in advance of the Annual Meeting; or

    - the authorized representatives at the Annual Meeting.

You may also make a change to your proxy by returning a later-dated proxy.

If you return your signed Proxy Card but do not indicate your voting preference, your shares will be voted FOR the Director nominees on your behalf and in the best judgment of the proxies listed on your Proxy Card on any other matters that may properly come before the Annual Meeting.

HOW THE VOTES ARE TABULATED

First Chicago Trust Company of New York, our transfer agent, will use an automated system to tabulate the votes. Abstentions and broker nonvotes are included in the totals, although they have no effect on the election of Directors. (Broker nonvotes are proxies delivered by brokers for which the broker has not received authority to vote from the shareholder.)

MORE ABOUT THE PROXY SOLICITATION

Our officers and employees may make solicitations by mail, telephone, facsimile or in person. We also retained Morrow & Co., Inc. for $7,500 plus expenses to assist us in the solicitation of proxies. This will include requesting brokerage houses, depositories, custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the stock they hold. Morrow & Co., Inc. will be reimbursed for the forwarding expenses.

INDEPENDENT AUDITOR

Arthur Andersen LLP has been our independent auditor for the past 17 years and will serve as our independent auditor again in 1999. Representatives will be at the Annual Meeting to answer your questions and to make a statement if they so desire.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE BOARD

If you wish to suggest an individual for consideration as a nominee for election to the Board at the 2000 Annual Meeting, please submit a written recommendation to the Corporate Secretary for forwarding to the Board Affairs and Nominating Committee before October 1, 1999. A shareholder proposal must be received by the Corporate Secretary no later than November 12, 1999, in order for the proposal to be considered for inclusion in our proxy materials for that meeting. To otherwise bring business before the 2000 Annual Meeting, you must comply with our Bylaws which, as now in effect, require written notice to the Corporate Secretary between January 23, 2000 and February 22, 2000. If we receive your notice after February 22, 2000, your proposal would be untimely. Should the Board nevertheless choose to present your proposal, the proxies will be able to vote on the proposal using their best judgment.

The address of the Corporate Secretary is:

Corporate Secretary
Snap-on Incorporated
2801 - 80th Street
P.O. Box 1410
Kenosha, Wisconsin 53141-1410

PROPOSAL TO BE VOTED ON: ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

The Board has 11 members, who are divided into three classes. One class is elected each year to a three-year term. Nominees for election to the Board are Branko M. Beronja, Donald W. Brinckman, George W. Mead and Richard F. Teerlink, to stand for election for terms expiring at the 2002 Annual Meeting.

NOMINEES FOR ELECTION FOR TERMS EXPIRING AT THE 2002 ANNUAL MEETING

BRANKO M. BERONJA

DIRECTOR SINCE 1997

Mr. Beronja, age 64, has been an employee since 1963. He served as Vice President-Sales, North America from 1989 to 1994, President-North American Operations from 1994 to 1996 and Senior Vice President-Diagnostics, North America from 1996 to 1998. From February, 1998 to October, 1998, he was Senior Vice President-Diagnostics. He is currently Executive Vice President.

DONALD W. BRINCKMAN

DIRECTOR SINCE 1992

Mr. Brinckman, age 68, is the founder and former Chairman and Chief Executive Officer of Safety-Kleen Corporation. He served as Chief Executive Officer of Safety-Kleen from 1968 to 1994 and again from August, 1997 to April, 1998. He also served as President of Safety-Kleen from 1991 to 1993. Safety-Kleen is a recycler of automotive and industrial hazardous and nonhazardous fluids.

GEORGE W. MEAD

DIRECTOR SINCE 1985

Mr. Mead, age 71, has been Chairman of the Board of Consolidated Papers, Inc., a maker of paper products, since 1971. He was Chief Executive Officer of Consolidated Papers from 1971 through 1993.

RICHARD F. TEERLINK

DIRECTOR SINCE 1997

Mr. Teerlink, age 62, retired as Chairman of Harley-Davidson, Inc., a manufacturer of motorcycles, in 1998. He served as its Chief Executive Officer from 1989 to 1997, President from 1987 to 1997 and Chairman from 1996 to 1998. He also serves as a Director of Harley-Davidson, Inc. and Johnson Controls, Inc.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES.

Shares represented by proxies will be voted according to instructions on the Proxy Card. Only cards clearly indicating a vote withheld will be considered as a vote against the nominees. If any nominee is unable to serve, the Board will name a replacement, and the shares represented by proxies will be voted for the substitute Director.

BOARD OF DIRECTORS

DIRECTORS NOT STANDING FOR ELECTION

DIRECTORS CONTINUING TO SERVE UNTIL THE 2000 ANNUAL MEETING

BRUCE S. CHELBERG

DIRECTOR SINCE 1993

Mr. Chelberg, age 64, has been Chairman of the Board and Chief Executive Officer of Whitman Corporation, a consumer goods company, since 1992. He has served on Whitman's Board since 1988. Mr. Chelberg also serves as a Director of First Midwest Bancorp, Inc. and Northfield Laboratories, Inc.

ROXANNE J. DECYK

DIRECTOR SINCE 1993

Ms. Decyk, age 46, will serve as Vice President of Corporate Strategy of Shell International, based in London, a major oil, gas, chemical and refined petroleum products company, effective April, 1999. She was a managing partner of Batlivala & Decyk, a private merchant banking and strategic business development consulting firm, from 1997 to 1999. From 1994 to 1997, she served as Vice President-Corporate Planning for Amoco Corporation, a petroleum products company. She was Vice President-Marketing and Sales-Polymers of Amoco Chemical Company from 1993 to 1994. Ms. Decyk also serves as a Director of Material Sciences Corporation.

ARTHUR L. KELLY

DIRECTOR SINCE 1978

Mr. Kelly, age 61, has been the managing partner of KEL Enterprises L.P., a holding and investment company, since 1982. He also is a Director of Bayerische Motoren Werke (BMW) A.G., Deere & Company, Nalco Chemical Company, The Northern Trust Corporation and Thyssen Industrie A.G.

JACK D. MICHAELS

DIRECTOR SINCE 1998

Mr. Michaels, age 61, has been the Chairman, President and Chief Executive Officer of HON INDUSTRIES, a manufacturer and marketer of office furniture and hearth products, since 1996. He served as President and Chief Executive Officer from 1991 to 1996. Mr. Michaels is also a Director of Huffy Corporation.

DIRECTORS CONTINUING TO SERVE UNTIL THE 2001 ANNUAL MEETING

ROBERT A. CORNOG

DIRECTOR SINCE 1982

Mr. Cornog, age 58, has been Chairman, President and Chief Executive Officer since 1991. He is also a Director of Johnson Controls, Inc., Wisconsin Electric Power Company and Wisconsin Energy Corporation.

LEONARD A. HADLEY

DIRECTOR SINCE 1997

Mr. Hadley, age 64, has been Chairman and Chief Executive Officer of Maytag Corporation, a manufacturer of appliances, since 1993. He also serves as a Director of Deere & Company.

EDWARD H. RENSI

DIRECTOR SINCE 1992

Mr. Rensi, age 54, has been the Owner and Chief Executive Officer of Team 83 Motorsports since October, 1998. From July, 1997 through October, 1998, he was a consultant to McDonald's U.S.A., a food service organization. He was President and Chief Executive Officer of McDonald's U.S.A. from 1991 to 1997. He also serves as a Director of International Speedway Corporation and Jafra Cosmetics International, Inc.

BOARD COMMITTEES

                  BOARD COMMITTEE MEMBERSHIP AND 1998 ACTIVITY

                                                              BOARD AFFAIRS &
                    NAME                          AUDIT         NOMINATING          EXECUTIVE        FINANCE
           -----------------------             -----------  -------------------  ---------------  -------------
B. M. Beronja................................                                           X
D. W. Brinckman..............................                       X*
B. S. Chelberg...............................       X
R. A. Cornog.................................                        X                 X*               X
R. J. Decyk..................................                        X                                  X
L. A. Hadley.................................                                                           X
A. L. Kelly..................................       X                X                                 X*
G. W. Mead...................................       X                                                   X
J. D. Michaels...............................
E. H. Rensi..................................      X*
R. F. Teerlink...............................                        X                  X
NO. OF MEETINGS IN 1998......................       4                3                  0               6

                                                  ORGANIZATION &
                                                     EXECUTIVE
                    NAME                           COMPENSATION
           -----------------------             ---------------------
B. M. Beronja................................
D. W. Brinckman..............................            X
B. S. Chelberg...............................           X*
R. A. Cornog.................................
R. J. Decyk..................................
L. A. Hadley.................................            X
A. L. Kelly..................................
G. W. Mead...................................
J. D. Michaels...............................
E. H. Rensi..................................            X
R. F. Teerlink...............................
NO. OF MEETINGS IN 1998......................            4

*Committee Chair

The Board met seven times in 1998. All Directors attended at least 75% of the total meetings of the Board and Committees of which they were members in 1998.

AUDIT COMMITTEE

The Audit Committee oversees the independent audit of our operations and financial statements. This includes recommending an independent auditor to the Board and reviewing the audit for adequate accounting, financial and operating controls.

BOARD AFFAIRS AND NOMINATING COMMITTEE

This Committee makes recommendations to the Board regarding Board policies and structure including size and composition of the Board, corporate governance, number and responsibilities of Committees, tenure policy and qualifications of potential Board nominees, including nominees recommended by shareholders.

EXECUTIVE COMMITTEE

The Executive Committee may convene in the interim between Board meetings to fulfill tasks as delegated by the Board.

FINANCE COMMITTEE

The Finance Committee analyzes and makes recommendations concerning our long-term financial objectives. This includes issues of capital structure, issuance and repurchase of shares, long-term financing and dividend policy.

ORGANIZATION AND EXECUTIVE COMPENSATION COMMITTEE

This Committee oversees our corporate organization, executive succession and executive compensation programs. It recommends to the Board the appropriate level of compensation for our Chief Executive Officer and, after consulting with the Chief Executive Officer, approves the compensation of other officers. This Committee also administers our incentive compensation plans, the incentive stock program, the employee stock ownership and franchised dealer stock ownership plans, and Director compensation.

BOARD COMPENSATION

EMPLOYEE DIRECTORS

Directors who are employees, currently Messrs. Beronja and Cornog, receive no additional compensation for serving on the Board or its Committees.

NONEMPLOYEE DIRECTORS

Directors who are not employees receive an annual retainer fee of $30,000. They also receive $1,250 for every Board and Committee meeting they attend, including meetings conducted by phone. Committee chairs also receive an annual chairmanship fee of $4,000. We reimburse Directors for all Board-related expenses.

DIRECTORS' FEE PLAN

Directors receive at least 50% and, at their election, up to 100% of their fees in Common Stock through the Directors' 1993 Fee Plan (the "Fee Plan"). Under the terms of the Fee Plan, nonemployee Directors receive shares based on the fair market value of a share of Common Stock on the last day of the month in which the fees are paid. Directors may choose to defer the receipt of all or part of these shares and fees to a deferral account with us. The Fee Plan credits deferred cash amounts with earnings based on market rates of return. Dividends on deferred share units are automatically reinvested.

STOCK OPTIONS

Nonemployee Directors currently receive an annual grant of an option to purchase 3,000 shares of Common Stock. The exercise price of the option shares is equal to the closing price on the New York Stock Exchange on the date of the grant, which coincides with the Annual Meeting.

INSURANCE

We maintain life insurance and accidental death and dismemberment policies for all nonemployee Directors. In addition, Directors who are not eligible to participate in another group health plan may participate at their own expense in the medical and prescription drug plans we maintain for our employees.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following Table 1 shows the number of shares of Common Stock beneficially owned by each Director and by Messrs. Cornog, Beronja, Hay, Huml and Montemurro (the "Named Executive Officers"), as well as the total number of shares held by all current Directors and Executive Officers as a group, as of February 23, 1999. Beneficial owners include the Directors and Executive Officers, their spouses, minor children and family trusts. Unless we have indicated otherwise in the footnotes, the individuals listed below have sole voting and investment power over their shares.

TABLE 1: SECURITY OWNERSHIP OF MANAGEMENT

                                                                                        SHARES         OPTION
BENEFICIAL OWNER                                                                      OWNED(1)(2)     SHARES(3)
-----------------------------------------------------------------------------------  -------------  -------------
Robert A. Cornog...................................................................        74,590        486,926
Branko M. Beronja..................................................................        27,387        135,569
Donald W. Brinckman................................................................        13,438         13,500
Bruce S. Chelberg..................................................................         5,985         12,000
Roxanne J. Decyk...................................................................         5,096          9,000
Leonard A. Hadley..................................................................         3,270          6,000
Frederick D. Hay...................................................................        28,203(4)       90,500
Donald S. Huml.....................................................................        20,020        125,500
Arthur L. Kelly....................................................................        28,571(5)       19,500
George W. Mead.....................................................................        14,059         19,500
Jack D. Michaels...................................................................         1,041              0
Michael F. Montemurro..............................................................        25,816        138,728
Edward H. Rensi....................................................................        10,247         11,601
Richard F. Teerlink................................................................         2,672          3,000
All current Directors and Executive Officers as a group (20 Persons)...............       267,326      1,209,982

None of these individuals beneficially owns more than 1% of the outstanding Common Stock. As a group, the Directors and Executive Officers beneficially own approximately 2.3% of the outstanding Common Stock, including option shares.

------------------------

(1)Shares owned includes deferred share units payable in shares of Common Stock on a one-for-one basis.

(2)Under the provisions of the Grantor Stock Trust, as of the record date, the following individuals also have the right to vote the additional number of shares indicated: Mr. Hay, 90,500; Mr. Huml, 125,500; Mr. Montemurro, 138,728 and all current Executive Officers as a group, 493,386.

(3)This column represents shares which may be acquired by the exercise of options now or within 60 days.

(4)This figure includes 3,000 share units deferred under the Deferred Compensation Plan which are scheduled to vest on January 27, 2000.

(5)This figure includes shares held by trusts for the benefit of Mr. Kelly and his family.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following information represents each person or entity known to us to be the beneficial owner of more than 5% of our Common Stock:

AMVESCAP, PLC, AVZ, INC., A I M MANAGEMENT GROUP, INC., AMVESCAP GROUP SERVICES, INC., INVESCO, INC., INVESCO NORTH AMERICAN HOLDINGS, INC., INVESCO CAPITAL MANAGEMENT, INC., INVESCO FUNDS GROUP, INC., INVESCO MANAGEMENT & RESEARCH, INC., INVESCO REALTY ADVISORS, INC., AND INVESCO (NY) ASSET MANAGEMENT, INC., 11 Devonshire Square, London, England EC2M 4YR, together have reported on Schedule 13G filed on February 11, 1999, that they are the beneficial owners of 4,007,444 shares of Common Stock, representing 6.8% of the shares outstanding, excluding the shares held by the GST, as of December 31, 1998.

FIDELITY MANAGEMENT & RESEARCH COMPANY AND FIDELITY MANAGEMENT TRUST COMPANY, 82 Devonshire Street, Boston, MA, together have reported on Schedule 13G filed on February 12, 1999, the beneficial ownership of 4,086,334 shares of Common Stock representing 6.9% of the shares outstanding, excluding the shares held by the GST, as of December 31, 1998.

FIRST MANHATTAN CO., 437 Madison Avenue, New York, NY has reported on Schedule 13G filed on February 11, 1999, the beneficial ownership of 4,027,846 shares of Common Stock, including 79,475 shares of Common Stock owned by family members of the General Partners of First Manhattan Co., representing 6.8% of the shares outstanding, excluding the shares held by the GST, as of December 31, 1998.

SNAP-ON INCORPORATED GRANTOR STOCK TRUST, 2801--80th Street, Kenosha, WI has reported on Schedule 13G filed on February 11, 1999 for fiscal year 1998, the beneficial ownership of 6,938,440 shares of Common Stock representing 10.6% of the shares outstanding as of December 31, 1998. The GST was established to hold Common Stock to ensure the funding of certain obligations we have to certain of our employees under various employee benefit plans. The Trustee of the GST does not decide how to vote the Common Stock the GST holds. The trust agreement for the GST provides that (i) non-Director employees who hold vested, unexercised options as of the Record Date and (ii) employees and franchised dealers who have purchased Common Stock under our Employee and Dealer Stock Ownership Plans during the past 12 months will in effect be able to decide how to vote the shares of Common Stock that the GST holds.

STOCK PERFORMANCE GRAPHS
FIVE-YEAR PERFORMANCE

The graph below illustrates the cumulative total shareholder return on our Common Stock since 1993, assuming that dividends are reinvested. The graph compares our performance to that of the Standard & Poor's 500 Stock Index and the Standard & Poor's Hardware and Tools Index.

TOTAL SHAREHOLDER RETURN(1) SNAP-ON INCORPORATED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               FISCAL YEAR ENDING

                 Snap-on Incorporated     S&P 500        S&P Hardware & Tools
1993                          $100.00     $100.00                     $100.00
1994                           $93.43     $101.36                      $97.92
1995                          $126.48     $139.32                     $143.51
1996                          $152.88     $171.23                     $134.88
1997                          $190.91     $228.27                     $206.84
1998                          $156.01     $293.38                     $205.89

                                        SNAP-ON                   S&P HARDWARE
FISCAL YEAR ENDING(2)                 INCORPORATED    S&P 500       & TOOLS
-----------------------------------  --------------  ---------  ----------------
December 31, 1993                      $   100.00    $  100.00     $   100.00
December 31, 1994                      $    93.43    $  101.36     $    97.92
December 31, 1995                      $   126.48    $  139.32     $   143.51
December 31, 1996                      $   152.88    $  171.23     $   134.88
December 31, 1997                      $   190.91    $  228.27     $   206.84
December 31, 1998                      $   156.01    $  293.38     $   205.89

------------------------
(1)Assumes that $100 was invested on December 31, 1993 and that dividends were reinvested quarterly.

(2)Although our fiscal year ends on the Saturday closest to December 31 of each year, we use December 31 for ease of calculation.

RETURN ON NET ASSETS EMPLOYED BEFORE INTEREST AND TAXES

In addition to cumulative total shareholder return, we also use the return on net assets employed before interest and taxes, illustrated below, to judge our performance. This return measures pre-tax and pre-interest expense return on net assets (total assets minus all noninterest-bearing liabilities). We use this performance measure as a component of the incentive compensation plan for our Executive Officers, as discussed in the Organization and Executive Compensation Committee Report on Executive Compensation.

The graphs and tables below illustrate our performance for our combined operations compared to the companies in the Standard & Poor's Hardware & Tools Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    FISCAL YEAR ENDING

                               Snap-on Actual      Snap-on Adjusted                        Hardware & Tools
1993                                    18.6%                 17.1%                                   15.6%
1994                                    18.7%                 18.7%                                   17.0%
1995                                    21.1%                 21.3%                                   15.1%
1996                                    24.4%                 22.4%                                   14.6%
1997                                    25.1%                 24.6%                                   12.2%
1998                                    16.5%                 16.2%       Information Currently Unavailable

                                                                         SNAP-ON       SNAP-ON       S&P HARDWARE
FISCAL YEAR ENDING(1)                                                   ACTUAL(2)    ADJUSTED(3)      & TOOLS(4)
---------------------------------------------------------------------  -----------  -------------  ----------------
December 31, 1993....................................................       18.6%         17.1%         15.6%
December 31, 1994....................................................       18.7%         18.7%         17.0%
December 31, 1995....................................................       21.1%         21.3%         15.1%
December 31, 1996....................................................       24.4%         22.4%         14.6%
December 31, 1997....................................................       25.1%         24.6%         12.2%
December 31, 1998....................................................       16.5%(5)       16.2%(5)  Not Available

------------------------

(1)Although our fiscal year ends on the Saturday closest to December 31 of each year, we use December 31 for ease of calculation.

(2)Amounts are calculated using a 13-month average of net assets employed.

(3)Amounts are calculated using a method comparable to that of the Standard & Poor's Hardware & Tools Index.

(4)The Standard & Poor's Hardware & Tools return on net assets employed before interest and taxes percentages are an average of the companies that comprise, for each respective year, the Standard & Poor's Hardware & Tools Index.

(5)Excludes costs for restructuring, other nonrecurring and inventory charges.

EXECUTIVE COMPENSATION

REPORT OF THE ORGANIZATION AND EXECUTIVE COMPENSATION COMMITTEE

The Organization and Executive Compensation Committee of the Board of Directors oversees our executive compensation programs to further our compensation goals and philosophy. Only independent, nonemployee directors serve on the Committee. Two of our main responsibilities are to recommend to the Board the appropriate compensation for our Chief Executive Officer and to approve, after consulting with the Chief Executive Officer, the compensation of all other Executive Officers.

COMMITTEE APPROACH

We assign compensation ranges for our Executive Officers based on their roles and how important their positions are to our operations. We try to structure the total compensation of our Executive Officers so that it is comparable to the total compensation of executives who perform similar duties at other companies like ours. We also try to design compensation to give officers an incentive to increase corporate and individual performance.

COMPENSATION-RELATED COMMITTEE ACTIVITIES

For 1998, we used W. T. Haigh & Company, Inc. ("Haigh") to conduct a study to determine market pay levels of comparable positions. Haigh is an independent consulting firm specializing in executive compensation. The Haigh study compared the compensation levels of Executive Officers with those in a group of companies that:

    - have a business profile similar to ours;

    - have revenues similar to ours;

    - have global operations;

    - are recognized as industry leaders; and

    - are well-managed professional organizations.

More companies were included in the study than are reflected in the performance graphs in this Proxy Statement because we believe we compete for quality executives with all types of companies. The results of this study and a review of national compensation surveys gave us information about performance and market practices. We used that information to establish and monitor our executives' total compensation levels.

ELEMENTS OF COMPENSATION

We have three elements of compensation for our executives:

    - base salary;

    - annual incentives; and

    - long-term compensation awards under our 1986 Incentive Stock Program.

BASE SALARY

We target base salaries of our executives at about the median of similar executives in the Haigh study. We also consider other factors such as individual experience, leadership and performance. We do not rank or weight these factors in any particular way.

In early 1998, we raised Mr. Cornog's base salary from $620,000 to $675,000. We considered his strategic vision and strong leadership, as well as our corporate results, in determining his base salary. The new salary level continues to be at about the median of the base salaries of similar executives in the Haigh study.

ANNUAL INCENTIVE PLAN

We also maintain an Annual Incentive Plan for our Executive Officers. Snap-on's performance under three corporate performance measures determines the amounts of payments under the Plan. These three components are:

    - sales growth;

    - return on net assets employed before interest and taxes (which we refer to as "RONAEBIT"); and

    - earnings per share growth.

We weight each component equally. We also set targets for threshold, target and maximum performance for each component. We apply percentages for each component to each executive's base compensation based on actual performance. Our Chief Executive Officer can earn a maximum of 150% of his base salary under the plan. Our senior/executive officers can earn a maximum of 120% of their base salaries under the plan. We intend that payments at the maximum levels would provide incentive compensation at about the 75th percentile of the companies in the Haigh study.

For 1998, we paid the following percentages of base salary:

                                                                      SALES GROWTH      RONAEBIT       EPS GROWTH
                                                                     ---------------  -------------  ---------------
Chief Executive Officer............................................         26.2%              0%              0%
Other Named Senior/Executive Officers..............................         21.0%              0%              0%

For 1998, Mr. Cornog received the target payment under the sales growth component, and no payments under the RONAEBIT and earnings per share growth components, resulting in a bonus of $172,309.

INCENTIVE STOCK PROGRAM AND STOCK OWNERSHIP

We provide long-term incentive compensation to our executives through our Incentive Stock Program. The program allows us to grant to our executives options to purchase shares of our Common Stock. Since options are valuable only if our stock price goes up, we believe stock option grants help make the financial interests of our management the same as yours. The options have an exercise price equal to the value of our Common Stock on the date of grant. We recommend to the Board of Directors the number of options to grant to the Chief Executive Officer. We also approve the number of options to grant to the other Executive Officers.

In granting options, we take into account:

    - each executive's level of responsibility;

    - each executive's contributions to our financial results;

    - the practices of the Haigh study companies; and

    - the executive's progress toward meeting the standards set for the Company in our stock ownership guideline program.

We attempt to grant stock options at about the 90th percentile of the companies in the Haigh study. To make this comparison, we consider the relationship between the value of the Common Stock that options would allow an executive to buy and each executive's base salary. We also consider how often we grant options and the vesting schedule of those grants. Using these criteria, we granted Mr. Cornog options to purchase 125,000 shares in 1998.

To align the financial interests of our management with yours, we have encouraged our executives to increase their ownership of our stock. As previously noted, we have established voluntary guidelines for levels of stock ownership we would like executives to achieve over a five-year period, which began in 1995. For our Chief Executive Officer, the minimum stock ownership guideline is three times his base salary, which he has met. The guideline is one and one-half times base salary for our other senior/ executive officers, and one time for all other officers.

We believe Internal Revenue Code Section 162(m) will not adversely affect Snap-on based upon the compensation we paid to our Executive Officers in 1998.
Section 162(m) could limit the Company's tax deduction for some executive compensation. Therefore, we have not adopted any policy concerning this limitation, but we will continue to evaluate Section 162(m) in future years.

Bruce S. Chelberg, Chair
Donald W. Brinckman
Leonard A. Hadley
Edward H. Rensi

TABLE 2: SUMMARY COMPENSATION

Table 2 shows the total compensation paid, payable and/or accrued for services rendered during the 1998, 1997 and 1996 fiscal years to each of the Named Executive Officers.

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                            ANNUAL                       --------------------------------------
                                         COMPENSATION                                               RESTRICTED    SECURITIES
                                    ----------------------                     OTHER ANNUAL            STOCK      UNDERLYING
NAME AND PRINCIPAL POSITION           YEAR      SALARY($)    BONUS($)         COMPENSATION($)        ($ VALUE)    OPTIONS(#)
----------------------------------  ---------  -----------  -----------  -------------------------  -----------  ------------
ROBERT A. CORNOG..................       1998     656,667      172,309                   0                   0       125,000
Chairman, President and                  1997     606,666      698,819                   0                   0       100,000
Chief Executive Officer                  1996     563,333      666,198                   0                   0             0

BRANKO M. BERONJA.................       1998     292,000       61,320                   0                   0        35,000
Executive Vice President                 1997     269,500      248,317                   0                   0        28,000
                                         1996     242,667      229,611                   0                   0             0

FREDERICK D. HAY..................       1998     375,000       78,750                   0                   0        35,000
Senior Vice President-                   1997     360,000      331,704                   0                   0        28,000
Operations                               1996     320,833      303,572                   0             438,750(2)      45,000

DONALD S. HUML....................       1998     308,333       64,750                   0                   0        35,000
Senior Vice President-                   1997     290,500      267,666                   0                   0        28,000
Finance and Chief                        1996     277,000      262,097                   0                   0             0
Financial Officer

MICHAEL F. MONTEMURRO.............       1998     239,667       50,330                   0                   0        18,000
Senior Vice President-                   1997     229,667      211,615                   0                   0        24,000
Transportation                           1996     219,667      207,849                   0                   0             0


                                         ALL OTHER
NAME AND PRINCIPAL POSITION           COMPENSATION($)
----------------------------------  -------------------
ROBERT A. CORNOG..................               0
Chairman, President and                          0
Chief Executive Officer                          0
BRANKO M. BERONJA.................               0
Executive Vice President                         0
                                                 0
FREDERICK D. HAY..................          14,914(1)
Senior Vice President-                      14,914(1)
Operations                                  14,914(1)
DONALD S. HUML....................               0
Senior Vice President-                           0
Finance and Chief                                0
Financial Officer
MICHAEL F. MONTEMURRO.............               0
Senior Vice President-                           0
Transportation                                   0

------------------------------

(1)Consists of premiums paid on a universal life insurance policy.

(2)Effective February 15, 1996, we awarded Mr. Hay 15,000 restricted Common Stock units under a deferred compensation plan with a grant date value of $29.25 per share. Six thousand units were not vested as of December 31, 1998. Those units had a value of $208,872 (based on a price of $34.812 per share) as of the fiscal year-end. Such units vest in equal amounts on January 27 of 1999 and 2000.

TABLE 3: OPTION GRANTS IN LAST FISCAL YEAR

Table 3 shows information about the stock options granted to the five Named Executive Officers in 1998. One-half of these options vested on January 23, 1999, and the remaining one-half will vest on January 23, 2000.

                     NUMBER OF
                     SECURITIES
                     UNDERLYING      % OF TOTAL OPTIONS                                              GRANT DATE
                      OPTIONS      GRANTED TO EMPLOYEES IN    EXERCISE OR BASE                         PRESENT
       NAME           GRANTED            FISCAL YEAR            PRICE ($/SH)      EXPIRATION DATE     VALUE(1)
------------------  ------------  -------------------------  ------------------  -----------------  -------------
Cornog............      125,000               20.35%             $    39.71            1/23/08      $   1,155,000
Beronja...........       35,000                5.70%             $    39.71            1/23/08      $     323,400
Hay...............       35,000                5.70%             $    39.71            1/23/08      $     323,400
Huml..............       35,000                5.70%             $    39.71            1/23/08      $     323,400
Montemurro........       18,000                2.93%             $    39.71            1/23/08      $     166,320

------------------------

(1)The estimated grant date present value per share under the Black-Scholes Option Pricing Model is $9.24. The material assumptions and adjustments we used to estimate the value of the options reflected above include:

    - an exercise price on the option ($39.71) equal to the fair market value of the underlying stock on the date of grant;

    - an option term of ten years;

    - an interest rate (5.5%) which represents the interest rate on a U. S. Treasury security with a maturity date corresponding to that of the option term;

    - volatility (21.1%) calculated using our daily stock prices for the one-year period before the grant date;

    - dividends at the rate of $.84 per share, representing the annualized dividends paid with respect to a share of Common Stock as of the date of grant; and

    - a 13.3% reduction to reflect the probability of forfeiture due to termination prior to vesting and a 14.1% reduction to reflect the probability of a shortened option term due to termination of employment prior to the option expiration date.

 The actual value, if any, an officer realizes upon exercise of an option will depend on the excess of the market value of Common Stock (which we cannot forecast with reasonable accuracy) over the exercise price on the date the option is exercised.

TABLE 4: AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
         OPTION VALUES

This table shows (i) the number of shares that our Named Executive Officers acquired by exercising stock options in fiscal 1998 and the value they realized as a result of those exercises and (ii) the number and value of exercisable and unexercisable stock options held by our Named Executive Officers at the end of fiscal 1998. The closing price of Common Stock on December 31, 1998, the last trading day before the fiscal year-end, was $34.812. We used this amount to calculate the value of unexercised options with an exercise price of less than $34.812.

                                                                         NUMBER OF
                                                                        SECURITIES
                                                                        UNDERLYING
                                                                    UNEXERCISED OPTIONS   VALUE OF UNEXERCISED
                                                                    AT FISCAL YEAR-END   IN-THE-MONEY OPTIONS AT
                                                                            (#)            FISCAL YEAR-END ($)
                           SHARES ACQUIRED ON                          EXERCISABLE/           EXERCISABLE/
          NAME                  EXERCISE       VALUE REALIZED ($)      UNEXERCISABLE          UNEXERCISABLE
-------------------------  ------------------  -------------------  -------------------  -----------------------
Cornog...................         114,108             1,826,504         374,426/175,000         4,299,547/ 0
Beronja..................           1,500               190,151          103,569/49,000         1,231,105/ 0
Hay......................               0                     0           59,000/49,000           223,763/ 0
Huml.....................           1,000                31,033           94,000/49,000           987,890/ 0
Montemurro...............           5,819               325,552          117,728/30,000         1,441,048/ 0

ADMINISTRATIVE AND FIELD EMPLOYEE PENSION PLAN
TABLE 5: PENSION PLAN

The following table shows the estimated annual pension benefits payable to covered participants at normal retirement age under the plans discussed on page 18.

                                YEARS OF SERVICE

   AVERAGE
    ANNUAL
   EARNINGS     5 YEARS   10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS
-------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
$     150,000     11,633     23,265     34,898     46,530     58,163     69,795     81,428
$     200,000     15,758     31,515     47,273     63,030     78,788     94,545    110,303
$     250,000     19,883     39,765     59,648     79,530     99,413    119,295    139,178
$     300,000     24,008     48,015     72,023     96,030    120,038    144,045    168,053
$     400,000     32,258     64,515     96,773    129,030    161,288    193,545    225,803
$     500,000     40,508     81,015    121,523    162,030    202,538    243,045    283,553
$     600,000     48,758     97,515    146,273    195,030    243,788    292,545    341,303
$     700,000     57,008    114,015    171,023    228,030    285,038    342,045    399,053
$     800,000     65,258    130,515    195,773    261,030    326,288    391,545    456,803
$     900,000     73,508    147,015    220,523    294,030    367,538    441,045    514,553
$   1,000,000     81,758    163,515    245,273    327,030    408,788    490,545    572,303
$   1,100,000     90,008    180,015    270,023    360,030    450,038    540,045    630,053
$   1,200,000     98,258    196,515    294,773    393,030    491,288    589,545    687,803
$   1,300,000    106,508    213,015    319,523    426,030    532,538    639,045    745,553
$   1,400,000    114,758    229,515    344,273    459,030    573,788    688,545    803,303
$   1,500,000    123,008    246,015    369,023    492,030    615,038    738,045    861,053

Annual compensation is based on the pension plan formula detailed on page 18 using the years of service indicated above, including amounts which would be payable under the Administrative and Field Employee Pension Plan (the "Pension Plan"), and taking into account limitations imposed by Internal Revenue Code
Section 415 for amounts payable in 1998 for participants age 65, and also based on the Supplemental Retirement Plan. There is no offset in benefits under the Pension Plan for Social Security benefits other than for disability retirement benefits.

CALCULATING THE PENSION BENEFIT

The Pension Plan is a qualified noncontributory defined benefit plan. We do not make any specific contribution for the Named Executive Officers. The Pension Plan covers eligible salaried employees and provides, at the normal retirement age of 65, that retirement benefits will be calculated using the following benefit formula:

                [1.2% X Average Pay X Years of Credited Service]
                                      plus
    [0.45% X {Average Pay - Social Security Covered Compensation} X Years of
                               Credited Service]

"Average Pay" is an individual's average annual earnings during the five highest completed consecutive calendar years of employment and generally includes base salary and bonus amounts paid in a given year.

"Social Security Covered Compensation" is a 35-year average of the Social Security Maximum Taxable Wage Base (according to federal regulations) for each calendar year to age 65.

"Years of Credited Service" is the number of years and fractional number of years of continuous employment up to 35 years.

The most commonly chosen payout provision is a 100% pension payout with a five-year certain period in the event of death, and thereafter a 50% yearly payout to the surviving spouse. Two other actuarial-equivalent optional forms of payout are also available.

SUPPLEMENTAL RETIREMENT PLAN

Certain officers who participate in the Pension Plan also participate in a Supplemental Retirement Plan. The Supplemental Retirement Plan is a nonqualified excess benefit and supplement retirement plan as defined by Sections 3(36) and 201(2) of the Employee Retirement Income Security Act ("ERISA").

Under the Supplemental Retirement Plan, the participants will receive the difference, if any, between the full amount of retirement income due under the Pension Plan formula and the amount of retirement income payable under applicable IRS or ERISA limitations. Qualified retirement plan compensation is currently limited to $160,000 per annum per retiree by Section 401(a)(17) of the Internal Revenue Code.

As of February 23, 1999, the full years of credited service for the Named Executive Officers are: Mr. Cornog, 15 years; Mr. Beronja, 35 years; Mr. Hay, 3 years; Mr. Huml, 4 years and Mr. Montemurro, 28 years. Under an agreement with Mr. Cornog, Snap-on credits him two years of service for every year worked.

OTHER INFORMATION

EXECUTIVE AGREEMENTS

We have agreements with our Executive Officers, including the five Named Executive Officers, to provide continued compensation and benefits in the event of a change of control as defined in the agreements. The agreements are for one-year terms and are automatically extended from year to year, unless notice is given. The agreements also provide that if there is a change of control, the terms will continue for 24 months.

In the event of such change of control, if one of the Named Executive Officers is terminated and is entitled to termination benefits, then he will receive lump-sum payments equal to three times the sum of his highest base salary and the higher of the annual bonus target opportunity or the payment during the three years before the change of control. The Named Executive Officer will also receive an additional payment to cover any excise taxes (and related income taxes) that may result from the lump-sum payments and may continue to receive health and life insurance benefits, if desired, for three years. A Named Executive Officer will be entitled to the termination benefits if his employment is constructively terminated without cause in anticipation of or within two years following the change of control, or if he voluntarily terminates employment between 12 and 18 months following the change of control.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We believe that during 1998 our Executive Officers and Directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934. We file the required reports on behalf of our Executive Officers and Directors.

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN

The Dividend Reinvestment and Direct Stock Purchase Plan, established in 1997, provides for automatic dividend reinvestment in shares of Common Stock and allows shareholders and investors the opportunity to purchase shares of Common Stock directly from us without using a broker through a variety of methods including:

    - investments of cash dividends on all or a portion of Common Stock which the person already owns; and

    - periodic cash investments of more than $100 per investment, up to an annual maximum of $150,000.

Shares acquired under these methods will be purchased at 100% of the average high and low price of the Common Stock on the day of purchase. For purchasers, there are no participation, commission or administrative fees.

More information is available from First Chicago Trust Company of New York at 1-800-446-2617.

DIRECTIONS TO SNAP-ON ANNUAL MEETING

                                     [MAP]

FROM CHICAGO'S O'HARE INTERNATIONAL AIRPORT TO THE RADISSON HOTEL & CONFERENCE CENTER KENOSHA

Take I-294 North to I-94 West (Milwaukee, Wisconsin) to Kenosha, Wisconsin. Exit LakeView Parkway (Hwy. 165) off I-94. Proceed east on Hwy. 165 less than 1/2 mile. Turn right (south) on 108th Street.

FROM MILWAUKEE'S MITCHELL INTERNATIONAL AIRPORT TO THE RADISSON HOTEL & CONFERENCE CENTER KENOSHA

Take I-94 East to Kenosha, Wisconsin. Exit LakeView Parkway (Hwy. 165) off I-94. Proceed east on Hwy. 165 less than 1/2 mile. Turn right (south) on 108th Street.

PLANT TOURS

If you would like to take a tour of our General Offices and Plant in Kenosha following the meeting, please call 1-800-786-6600, extension 5430, before April 19, 1999.

-------------------------------------------------------------------------------
PROXY                                                                     PROXY

                              SNAP-ON INCORPORATED
                                2801-80TH STREET
                             KENOSHA, WI 53141-1410
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Robert A. Cornog, Leonard A. Hadley and Edward H. Rensi as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the common stock of Snap-on Incorporated held of record by the undersigned on February 23, 1999, at the Annual Meeting of Shareholders, such meeting to be held at the Radisson Hotel & Conference Center Kenosha, 11800-108th Street, Kenosha, Wisconsin at 10:00 a.m. on Friday, April 23, 1999, or at any adjournment thereof.

 THIS PROXY WILL BE VOTED "FOR" THE DIRECTOR NOMINEES IF NO CHOICE IS SPECIFIED.

IN THE ABSENCE OF AN INSTRUCTION TO THE CONTRARY, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

                     NOMINEES FOR THE ELECTION OF DIRECTORS ARE:

                1) Branko M. Beronja         3) Donald W. Brinckman

                2) George W. Mead            4) Richard F. Teerlink



PLEASE MARK YOUR VOTE ON THE REVERSE SIDE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

-------------------------------------------------------------------------------
                           -  FOLD AND DETACH HERE  -

-------------------------------------------------------------------------------

/X/ PLEASE MARK YOUR                                              |    2406
    VOTES AS IN THIS                                              |____
    EXAMPLE.



                                     VOTE                   WITHHOLD
                               For all nominees         Authority to vote
                             (except as indicated)      for all nominees
1. Election of Directors:
   Three-year terms --              / /                       / /
   Branko M. Beronja
   Donald W. Brinckman
   George W. Mead and
   Richard F. Teerlink


____________________________________________
(Except nominees written above)

2. In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

When properly executed, this Proxy will be voted per your instructions. This Proxy will be voted "FOR" Director nominees if no choice is specified. In the absence of an instruction to the contrary, this Proxy will be voted at the discretion of the Proxies on any other business.

This Proxy is also intended for use by the participants of any eligible benefit plans of Snap-on Incorporated and the Grantor Stock Trust.

Receipt of Notice of the Annual Meeting and Proxy Statement is hereby acknowledged.






SIGNATURE_____________________________________________ DATE_________________
NOTE: Please sign exactly as name appears herein, joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, sign in corporation's name by an authorized officer. If a partnership, please sign in partnership's name by an authorized person.

-------------------------------------------------------------------------------




Dear Shareholder:

Snap-on Incorporated encourages you to take advantage of a new and convenient way by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone. This eliminates the need to return the proxy card.

To vote your shares electronically you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

To vote over the Internet:

     - Log on to the Internet and go to the Web site http://www.vote-by-net.com

To vote over the telephone:

     - On a touch-tone telephone, call 1-800-OK2-VOTE (1-800-652-8683) 24 hours a day, 7 days a week

Your electronic vote authorizes the named Proxies in the same manner as if you marked, signed, dated and returned the proxy card.

           If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.


                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                     [LOGO]

March 12, 1999

TO: PARTICIPANTS IN THE SNAP-ON INCORPORATED AMENDED AND RESTATED 1986 INCENTIVE STOCK PROGRAM, EMPLOYEE STOCK OWNERSHIP PLAN AND FRANCHISED DEALER STOCK OWNERSHIP PLAN

The Company has placed 6,871,828 shares of Common Stock into a Grantor Stock Trust where it is being held to fund benefits under, among other things, the above stock plans. As a participant in one or more of the stock plans, you have certain rights to direct the voting of these shares at the upcoming Annual Meeting. Your voting rights are based upon your participation in one or more of the above mentioned plans.

To exercise your voting rights, please complete the enclosed Proxy Card. It directs the Trustee, The Northern Trust Company, how to vote. YOU MUST RETURN THE PROXY CARD USING THE ENCLOSED RETURN ENVELOPE PRIOR TO THE ANNUAL MEETING, WHICH WILL BE HELD ON APRIL 23, 1999, IN ORDER TO EXERCISE YOUR VOTING RIGHTS UNDER THE TRUST. THE TRUSTEE CANNOT GUARANTEE THAT VOTING INSTRUCTIONS RECEIVED AFTER APRIL 21, 1999 WILL BE COUNTED.

For the reasons stated in the enclosed Proxy Statement for the Annual Meeting, your Board of Directors recommends a vote "FOR" all of the nominees for director and the other proposals set forth on the Proxy Card.

You may receive more than one package of materials regarding the upcoming Annual Meeting. For example, if you are also a shareholder, separate from these stock plans, you will receive a different mailing containing a separate Proxy Card. If a portion of the funds held in your 401(k) Plan account is invested in the Company's Common Stock, you also will receive a separate mailing containing a Proxy Card for these shares. YOU MUST SEPARATELY VOTE THE SHARES HELD BY YOU AS A SHAREHOLDER OR 401(k) PLAN PARTICIPANT BY USING THE PROXY CARDS YOU RECEIVE WITH THOSE PACKAGES. Please return any Proxy Cards you might receive separately in the return envelopes provided with each package.

As noted above, you may be receiving more than one copy of the Annual Report and Proxy Statement. The law requires that we mail these informational materials with each voting card. We regret any inconvenience this may cause. If you wish, you may return any extra copies to the Company's Public Relations Department where they will be reused or recycled.

Thank you for your cooperation.

Sincerely,

       [SIGNATURE]

Robert A. Cornog
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER